Transactions	12 Months Ended
Dec. 31, 2020
Disclosure of significant transactions [abstract]
Transactions	Transactions
On March 29, 2019, Sumitomo Metal Mining Co., Ltd. and Sumitomo Corporation (together referred to as SMM/SC) subscribed for a 30% indirect interest in QBSA, which owns QB2. Post-transaction, QBSA’s effective ownership is 60% Teck, 30% SMM/SC and 10% Empresa Nacional de Minería (ENAMI). ENAMI, a Chilean State agency, holds a preference share interest in QBSA, which does not require ENAMI to make contributions toward QBSA capital spending.

To subscribe for the indirect 30% interest in QBSA, SMM/SC initially made $900 million (US$673 million) of loan advances, net of financing fees of $7 million (US$6 million), and $797 million (US$600 million) of equity contributions during 2019. Together, these loan advances and equity contributions totalled $1.704 billion (US$1.279 billion).

SMM/SC have agreed to make a supplemental payment of US$50 million if QB2 mill throughput reaches 154,000 tonnes per day prior to the earlier of the sanctioning of a major expansion or December 31, 2025, for which we recorded a financial receivable. SMM/SC have also agreed to make an additional supplemental payment if they elect to participate in the funding of a major expansion project (QB3), if it is sanctioned before December 31, 2031, by contributing an additional amount equal to 8% of the incremental net present value of QB3 at the expansion sanction date in addition to their pro rata share of expansion project costs. We will record a financial receivable if and when QB3 is sanctioned and SMM/SC choose to participate.

Based on the provisions of the shareholders agreement, we control QBSA and consolidate its results. This transaction was considered a change in the ownership interest of a subsidiary that we control and accordingly, we accounted for this as an equity transaction in 2019. We have correspondingly recorded a non-controlling interest for SMM/SC’s interest in QBSA.
In conjunction with the process to bring in an additional funding partner for QB2, we amended the terms of the QBSA shareholders agreement with ENAMI. The revised terms clarified shareholders’ rights and responsibilities regarding the development and financing of QB2 and any major project expansion. The revised terms provide ENAMI with a preferential dividend stream, which is partly determined by the amount of interest on subordinated loans provided to QBSA by us and SMM/SC. Concurrent with the closing of the SMM/SC transaction described above, the preferential dividend stream was initially recorded as a financial liability within provisions and other liabilities. The initial recognition of the liability was recorded as a reduction to non-controlling interests, as it arose from a transaction between shareholders of QBSA. The financial liability was initially measured at a fair value of $118 million using a discounted cash flow model based on the estimated subordinated financing provided by us and SMM/SC. Significant assumptions used in the valuation include the interest rate on the subordinated loans and copper prices, which affect the timing of when QBSA repays the subordinated loans. The liability is subsequently measured at amortized cost.